UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

HNR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRAW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously reported, on May 11, 2023, the stockholders of HNR Acquisition Corp (the “Company” or “HNRA”) approved an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from May 15, 2023, by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”) provided that the HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) deposits into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $120,000 or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 unless the closing of the Company’s initial business combination shall have occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination

On August 8, 2023, the Company issued a press release announcing that $120,000 had been deposited into the Trust Account on August 7, 2023, by the Sponsor’s designee to extend the date by which the Company has to consummate a business combination from its current termination date of August 15, 2023 (after prior Extensions) to September 15, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

In connection with the proposed business combination (the “Business Combination”) between HNRA and Pogo Resources LLC (“Pogo”), HNRA intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement to be filed by HNRA relating to the Business Combination. HNRA will mail a definitive proxy statement and other relevant documents to its stockholders at such time as it is filed (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that HNRA will send to its stockholders in connection with the Business Combination. Investors and security holders of HNRA are advised to read, when available, the Proxy Statement in connection with HNRA’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the Proxy Statement will contain important information about the Business Combination and the parties to the Business Combination.  The Proxy Statement will be mailed to stockholders of HNRA as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: HNR Acquisition Corp, Attention: David M. Smith, Chief Legal Officer and Secretary, 3730 Kirby Drive, Suite 1200, Houston, TX 77098.

Participants in the Solicitation

HNRA, Pogo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of HNRA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of HNRA’s directors and officers in HNRA’s filings with the SEC, including the Proxy Statement to be filed with the SEC by HNRA, and such information and names of Pogo’s directors and executive officers will also be in the Proxy Statement to be filed with the SEC by HNRA.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press release of HNR Acquisition Corp, dated August 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2023	HNR Acquisition Corp

	By:	/s/ Donald H. Goree
	Name:	Donald H. Goree
	Title:	Chief Executive Officer

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